Oak Associates Funds

(the “Trust”)

White Oak Select Growth Fund - WOGSX

Pin Oak Equity Fund - POGSX

Rock Oak Core Growth Fund - RCKSX

River Oak Discovery Fund - RIVSX

Red Oak Technology Select Fund - ROGSX

Black Oak Emerging Technology Fund - BOGSX

Live Oak Health Sciences Fund LOGSX

(each a “Fund” and collectively, the “Funds”)

Supplement dated October 3, 2019 to the Prospectus, Summary Prospectus,

and Statement of Additional Information (“SAI”) of

the Funds dated February 28, 2019, as revised March 29, 2019

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

As part of ongoing long-term succession planning, James D. Oelschlager and Vanita Oelschlager, the owners of Oak Associates, ltd. (the “Adviser”), have agreed to sell substantially all of their collective ownership interest in the Adviser to an ownership group (“Ownership Group”) led by certain members of the Adviser’s management team (the “Transaction”). The Transaction will result in a change of control of the Adviser, with the Ownership Group owning substantially all of the voting interests. The Transaction is not expected to result in any change to the portfolio managers of the Funds, and Mr. Oelschlager and Mr. Robert D. Stimpson will continue to be jointly and primarily responsible for the day-to-day management of the Funds as Co-Chief Investment Officers. Additionally, it is expected that the Adviser will continue to employ substantially all of the firm’s existing staff following the completion of the Transaction.

The Transaction is expected to occur on or about December 31, 2019. The Transaction is deemed to be a “change in control” of the Adviser for the purpose of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result of the Transaction, the current advisory agreement between the Adviser and the Trust (the “Current Agreement”) will automatically terminate at the time the Transaction is complete.

At an in-person meeting held on August 14, 2019 (the “Board Meeting”), in anticipation of the completion of the Transaction, the Board approved the New Agreement. The New Agreement will not be effective until approved by a majority vote of the outstanding shares of each Fund and the Transaction is not expected to occur prior to obtaining such approval. The Adviser will continue to manage the Funds pursuant to the Current Agreement until the New Agreement is approved by shareholders and the Transaction is completed.

In comparison with the Current Agreement, the New Agreement incorporates certain additional provisions that memorialize and make explicit certain functions and duties of the Adviser that were implicit in the Current Agreement, and incorporates certain regulatory requirements that have gone into effect since the Current Agreement was initially entered into at the Funds’ inception. Additionally, the New Agreement updates the relevant dates of execution, effectiveness and termination. Each Fund’s advisory fee rate will remain unchanged. The New Agreement will take effect immediately upon the completion of the Transaction. The New Agreement will not result in the services provided and the day-to-day management of each Fund by the Adviser to change.

The New Agreement will be submitted to shareholders of each Fund for approval at a Special Meeting of Shareholders (the “Meeting”) that is expected to be held on December 10, 2019, or any adjournment thereof. If you were a shareholder of record as of September 18, 2019 (the “Record Date”), you will be eligible to vote at this Meeting. If you became a shareholder after the Record Date, you will not be eligible to vote at the Meeting. All shareholders of record as of the Record Date will receive a proxy statement further describing the Transaction and the New Agreement.

Assuming that shareholders approve the New Agreement, it will take effect upon completion of the Transaction. In the event shareholders do not approve the New Agreement, the Adviser will continue to serve as the investment adviser to the Funds pursuant to the terms of the Current Agreement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE